Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ricky Chiu, President, and Eddie Chou, Secretary and Treasurer, of Eatware Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-QSB of Eatware Corporation for the quarterly period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eatware Corporation

Dated: November20, 2006

/s/ Ricky Chiu

Ricky Chiu

President

(Principal Executive Officer)

/s/ Eddie Chou

Eddie Chou

Secretary and Treasurer

(Principal Financial Officer and Principal

Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Eatware Corporation and will be retained by Eatware Corporation and furnished to the Securities and Exchange Commission or its staff upon request.